UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

225 NE Mizner Blvd., Suite 640, Boca Raton, Florida 33432

(Address of Principal Executive Offices) (Zip Code)

(561) 710-0512

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per shares	INMB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2026, INmune Bio Inc. (the Company”) entered into a warrant inducement offer letter agreement (the “Inducement Letter”) and into an amendment to common stock purchase warrant (the “Second Amendment”) with certain holders (the “Holders”) of common stock purchase warrants previously issued by the Company in its April 2024 offerings on April 24, 2024 and April 29, 2024, as such warrants were amended on December 22, 2025 (the “April 2024 Warrants”).

Pursuant to the Inducement Letter the Company offered the Holders the opportunity to exercise 50% of the April 2024 Warrants held by them for a reduced exercise price per share equal to $1.40 (reduced from $1.95) (the “Reduced Exercise Price”) and to amend the April 2024 Warrants such that the maturity date of the April 2024 Warrants, as it relates to the remaining 50% of the April 2024 Warrants that were not exercised pursuant to the Inducement Letter, shall be extended from June 30, 2026, to December 31, 2027.

Pursuant to the Inducement Letter, Holders agreed to exercise, for cash, 647,112 April 2024 Warrants, representing 50% of the April 2024 Warrants held by such Holders, and have agreed to purchase an aggregate of 647,112 shares of common stock at the Reduced Exercise Price in exchange for the Company’s agreement to extend the maturity date of the April 2024 Warrants, as it relates to the remaining 50% of the April 2024 Warrants that were not exercised pursuant to the Inducement Letter, from June 30, 2026, to December 31, 2027. The Company expects to receive an aggregate of $905,957 as consideration for the exercise of the said 50% of the April 2024 Warrants.

Pursuant to the Second Amendment, the maturity date of the April 2024 Warrants, as it relates to the remaining 50% of the April 2024 Warrants that were not exercised pursuant to the Inducement Letter, was extended from June 30, 2026, to December 31, 2027.

The issuance, or resale, of shares of common stock underlying the April 2024 Warrant have been registered pursuant to an effective registration statement (File No. 333-279036). The Registration Statement is currently effective and, upon exercise of 50% the April 2024 Warrant pursuant to Inducement Letter will be effective for the issuance or resale of the shares of common stock underlying the April 2024 Warrants, as applicable.

The foregoing summary of the Inducement Letter and the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the form of the Inducement Letter and the Second Amendment, a copy of which is filed as Exhibits 4.1 and 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

4.1	Form of Amendment to Common Stock Purchase Warrant
10.1	Form of Inducement Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: July 1, 2026	By:	/s/ David Moss
	Name:	David Moss
	Title:	Chief Executive Officer

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